AMENDMENT TO ESCROW AGREEMENT

         THIS AMENDMENT, dated as of March 16, 2001 (this "Amendment") is made by Delta Financial Corporation, a Delaware corporation (the "Company"), U.S. Bank Trust National Association, a national banking association under the laws of the United States, as trustee under the Indenture (as defined below) (the "Trustee"), and U.S. Bank Trust National Association, a national banking association incorporated under the laws of the United States, as escrow agent (the "Escrow Agent").

         WHEREAS, the Company, the Trustee and the Escrow Agent have previously entered into an Escrow Agreement dated as of December 21, 2000 (the "Escrow Agreement") relating to the Indenture dated as of December 21, 2000 (the "Indenture") among the Company, as issuer, each of Delta Funding Corporation, a New York corporation, DF Special Holdings Corporation, a Delaware corporation, Fidelity Mortgage, Inc., a Delaware corporation, DFC Financial of Canada
Limited,  an Ontario,  Canada  corporation,  DFC Funding of Canada  Limited,  an
Ontario, Canada corporation, Continental Property Management Corp., a New York corporation, DFC Financial Corporation, a Delaware corporation, Delta Funding Residual Holding Trust 2000-1, Delta Funding Residual Holding Trust 2000-2 and the Trustee, relating to the 9 1/2% Senior Notes Due 2004 (the "Senior Notes");

         WHEREAS, Section 3 of the Escrow Agreement provides that the Company must deposit funds into the Escrow Account in an amount sufficient to pay interest on the Senior Notes due to be paid on the immediately upcoming Interest Payment Date;

         WHEREAS, the Company has requested, and the Noteholders have consented to, the amendment to the Escrow Agreement set forth herein;

         WHEREAS, all acts and things prescribed by law and by the Company's, the Trustee's and the Escrow Agent's Certificates of Incorporation or Trust, as applicable, and By-laws (each as now in effect) necessary to make this Amendment a valid instrument legally binding on the Company, the Trustee and the Escrow Agent for the purposes herein expressed, in accordance with its terms, have been duly done and performed.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Trustee and the Escrow Agent hereby agree as follows:

         1. DEFINED TERMS.  Capitalized   terms used  herein  without definition
shall have the meanings assigned to them the Escrow Agreement.

         2. AMENDMENT.

         (a) The second sentence of Section 3 of the Escrow Agreement is hereby deleted in its entirety.

         3. ESCROW AGREEMENT RATIFIED. Except as expressly amended hereby, the Escrow Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

         4. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

         6. GOVERNING LAW. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS AMENDMENT WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THEREOF.

         IN WITNESS WHEREOF, each of the signatories hereto has caused this Amendment to be executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                       DELTA FINANCIAL CORPORATION

                                       By: /S/ MARC E. MILLER
                                       ------------------------------
                                         Name: Marc E. Miller
                                         Title: Senior Vice President

                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Trustee

                                       By: /S/ PATTY J. KAPSCH
                                       ------------------------------
                                         Name: Patty J. Kapsch
                                         Title: Trust Officer

                                       U.S. BANK TRUST NATIONAL ASSOCIATION,
                                       as Escrow Agent

                                       By: /S/ PATTY J. KAPSCH
                                       ------------------------------
                                         Name: Patty J. Kapsch
                                         Title: Trust Officer